UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2025

SIERRA BANCORP

(Exact name of registrant as specified in its charter)

California	000-33063	33-0937517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 North Main Street, Porterville, CA 93257
(Address of principal executive offices)	(Zip code)

(559) 782-4900

(Registrant’s telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BSRR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07submission of matters to a vote of security holders

The Company’s annual meeting of shareholders was held on May 21, 2025, at which time shareholders voted in favor of item 1, election of directors, item 2, ratification of appointment of Forvis Mazars, LLP, and item 3, advisory vote on executive compensation. Proxies were solicited by the Company’s management pursuant to Section 14 of the Securities Exchange Act of 1934, and regulations thereunder.

A total of 11,195,451 shares were represented and voting at the meeting, constituting 80.95% of the 13,829,551 issued and outstanding shares entitled to vote at the meeting. There was no solicitation in opposition to Management’s nominees for directorship as listed in the proxy statement, and all of such nominees were elected pursuant to the vote of shareholders. The vote on the election of the five nominees to serve as Class II directors for two-year terms was as follows:

1
	For	Percent Votes Cast “For”	Against and Withheld
Albert L. Berra	7,839,456	91.41%	737,011
Vonn R. Christenson	7,995,051	93.22%	581,416
Ermina Karim	8,246,397	96.15%	330,070
Julie G. Castle	8,246,061	96.15%	330,406
Laurence S. Dutto	8,225,138	95.90%	351,329

There were 2,618,984 broker non-votes received with respect to this item.

The terms of the following directors continued after the shareholders’ meeting: James C. Holly, Morris A. Tharp, Kevin J. McPhaill, Lynda B. Scearcy, Susan M, Abundis.

The appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for 2025 was ratified, with the number of shares cast as follows:

For:11,056,688

Against:94,686

Abstain:44,077

The number voting “for” constituted 99.15% of the total number of shares represented and voting at the meeting with respect to proposal 2. There were no broker non-votes with respect to this item.

The advisory vote on executive compensation was approved, with the number of shares cast as follows:

For:8,273,838

Against:289,352

Abstain:13,277

The number voting “for” constituted 96.62% of the total number of shares represented and voting at the meeting with respect to proposal 3. There were 2,618,984 broker non-votes received with respect to this item.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA BANCORP

Dated: May 22, 2025	By:	/s/ Christopher G. Treece
Christopher G. Treece
Executive Vice President &
Chief Financial Officer